EXHIBIT 10.18
                      LOAN MODIFICATION AGREEMENT

     THIS LOAN MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of the 28th day of February, 2001, by and among JAMES
E. ACRIDGE ("Borrower"), GIANT INDUSTRIES, INC., a Delaware corporation ("Giant"), and PINNACLE RODEO, L.L.C., an Arizona limited liability company ("Rodeo").

                               RECITALS

     A. Under the Agreement, dated as of September 17, 1998, by and between Borrower and Giant, as modified by the Modification Agreement, dated as of December 23, 1998, by and between Borrower and Giant, as further modified by the Amended and Restated Loan Agreement, dated as of March 20, 2000, by and between Borrower and Giant (collectively, the "Loan Agreement"), Giant agreed to make a loan to Borrower in the principal amount of $5,000,000.00 (the "Loan").

     B. In connection with the Loan, Borrower executed the Promissory Note, dated as of September 17, 1998, in the stated principal amount of $4,000,000.00, in favor of Giant, as modified by the Amended and Restated Promissory Note, dated as of December 23, 1998, in the total principal amount of $5,000,000.00, executed by Borrower in favor of Giant, as further modified by the Amended and Restated Promissory Note, dated as of March 10, 2000, in the total principal amount of $5,000,000.00, executed by Borrower in favor of Giant (collectively, the "Note").

     C. The Loan is secured by the collateral described in the Pledge and Security Agreement (the "Pledge Agreement"), dated as of March 10, 2000, by and among Borrower and Rodeo, as pledgor, and Giant, as pledgee.

     D. Giant and Borrower, as Trustee for and on behalf of the Acridge Family Trust (the "Acridge Trust"), entered into a Purchase Agreement, dated January 26, 2001, as amended (the "Purchase Agreement"), with respect to the sale by the Acridge Trust to Giant of a parcel of land containing approximately 40 acres located at 9540 East Jomax Road in the City of Scottsdale, Arizona (the "Property").

     E. The Purchase Agreement requires that a portion of the purchase price from the sale of the Property (the "Sale") be applied to the payment of Borrower's accrued interest under the Loan.

     F. Since the Sale has not yet closed and may not close until March 28, 2001, Giant and Borrower wish to extend the maturity date of the Loan from February 28, 2001 to March 28, 2001.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                AGREEMENT

     1. Accuracy of Recitals. Borrower and Rodeo hereby acknowledge that the Recitals set forth above are true, accurate and correct, and are incorporated herein by this reference.

     2. Loan Documents. This Agreement, all documents executed in connection with this Agreement, the Loan Agreement, as modified hereby, the Amended and Restated Promissory Note referred to Section 4 below, and the Pledge Agreement are hereinafter collectively referred to as the "Loan Documents".

     3. Extension of Maturity Date. The maturity date of the Loan is hereby extended from February 28, 2001 to March 28, 2001.

     4. Repayment of Loan. The Loan will be repaid by Borrower in accordance with the terms of the Amended and Restated Promissory Note, in the form attached hereto as Exhibit A and incorporated herein by this reference.

     5. Acknowledgments of Borrower. Borrower hereby acknowledges and agrees that:

           a. No Defenses. Borrower reaffirms all of its obligations under the Loan Documents, and Borrower has no claim, defense, offset or counterclaim with respect to the payment of the Loan or with respect to the performance of Borrower's obligations under the Loan Documents.

           b. No Breach By Giant. Giant has not breached any duty to Borrower in connection with the Loan, and Giant has fully performed all obligations it may have had or now has to Borrower.

           c. No Waiver. Except as specifically provided herein, by entering into this Agreement, Giant does not waive any existing event of default or default or any event of default or default hereafter occurring, or become obligated to waive any condition or obligation in any agreement between or among any of the parties hereto.

           d. No Future Obligations. Giant has no obligation to make any additional loan or extension of credit to or for the benefit of Borrower, and no obligation to further modify the Loan or the Loan Documents.

           e. No Third Parties Benefited. This Agreement is made and entered into for the sole protection and benefit of Giant, Rodeo, and Borrower and their permitted successors and assigns. No other persons or entities shall have any right of action under this Agreement or any right of the funds from the Loan.

           f. Informed Consent to Agreement. Borrower acknowledges that he has thoroughly read and reviewed the terms and provisions of this Agreement and is familiar with the same, that the terms and provisions contained herein are clearly understood by him and have been fully and unconditionally consented to by him, and that Borrower's execution of this Agreement is done freely, voluntarily, with full knowledge and without duress, and that in executing this Agreement, Borrower is relying on no other representations either written or oral, express or implied, made to Borrower by any other party hereto, and that the consideration received by Borrower hereunder has been actual and adequate. Borrower further acknowledges that he has been advised, and has been given the reasonable opportunity, to seek independent legal advice with respect to the subject matter of this Agreement, and Borrower hereby represents to Giant that he has either sought and obtained such independent legal advice or that he hereby waives such advice.

     6. Acknowledgements of Rodeo. Rodeo hereby acknowledges and agrees that:

           a. No Defenses. Rodeo reaffirms all of its obligations under the Loan Documents, and Rodeo has no claim, defense, offset or counterclaim with respect to the performance of Rodeo's obligations under the Loan Documents.

           b. No Breach By Giant. Giant has not breached any duty to Rodeo in connection with the Loan Documents, and Giant has fully performed all obligations it may have had or now has to Rodeo.

           c. No Waiver. Except as specifically provided herein, by entering into this Agreement, Giant does not waive any existing event of default or default or any event of default or default hereafter occurring, or become obligated to waive any condition or obligation in any agreement between or among any of the parties hereto.

           d. No Future Obligations. Giant has no obligation to make any additional loan or extension of credit to or for the benefit of Borrower, and no obligation to further modify the Loan or the Loan Documents.

           e. No Third Parties Benefited. This Agreement is made and entered into for the sole protection and benefit of Giant, Rodeo, and Borrower and their permitted successors and assigns. No other persons or entities shall have any right of action under this Agreement or any right of the funds from the Loan.

           f. Informed Consent to Agreement. Rodeo acknowledges that it has thoroughly read and reviewed the terms and provisions of this Agreement and is familiar with the same, that the terms and provisions contained herein are clearly understood by it and have been fully and unconditionally consented to by it, and that Rodeo's execution of this Agreement is done freely, voluntarily, with full knowledge and without duress, and that in executing this Agreement, Rodeo is relying on no other representations either written or oral, express or implied, made to Rodeo by any other party hereto, and that the consideration received by Rodeo hereunder has been actual and adequate. Rodeo further acknowledges that it has been advised, and has been given the reasonable opportunity, to seek independent legal advice with respect to the subject matter of this Agreement, and Rodeo hereby represents to Giant that it has either sought and obtained such independent legal advice or that it hereby waives such advice.

     7. Agreement of Rodeo. The Loan is secured by the collateral described in the Pledge Agreement. Rodeo believes that it is in its best interest for Rodeo and Borrower to enter into this Agreement with Giant. Rodeo hereby reaffirms the full force and effectiveness of the Pledge Agreement. Rodeo agrees that the Pledge Agreement continues to secure all of the Obligations (as defined in the Pledge Agreement), including obligations of Borrower under the Loan Documents. Rodeo represents that this Agreement and the other Loan Documents are of substantial economic benefit to Rodeo and that its reaffirmation and consent is an essential part of the consideration to Giant to enter into this Agreement. Rodeo hereby consents to the terms, conditions and provisions of this Agreement and the other Loan Documents.

     8. Release of Giant. In consideration of the agreements of Giant set forth in this Agreement, Borrower and Rodeo, and all of their respective permitted successors and assigns (individually and collectively, the "Releasors"), hereby fully release, remise, and forever discharge Giant and any affiliates of Giant, and their predecessors, and all past and present officers, directors, agents, employees, servants, partners, shareholders, attorneys and managers of Giant and any affiliates of Giant and their predecessors and all of their respective predecessors, successors and assigns, for, from, and against any and all claims, liens, demands, causes of action, controversies, offsets, obligations, losses, damages and liabilities of every kind and character whatsoever, including any action, omission, misrepresentation or other basis of liability founded either in tort or contract and the duties arising thereunder, that the Releasors, or any one or more of them, has had in the past, or now has, whether known or unknown, whether asserted or unasserted, by reason of any matter, cause or thing set forth in, relating to or arising out of, or in any way connected with or resulting from, the Loan, the Loan Documents, the transactions contemplated thereby or the negotiation, preparation, and execution of this Agreement or the other Loan Documents. This release shall not be deemed or construed as an admission of liability by Giant.

     9. Incorporation. This Agreement shall form a part of each Loan Document, and all references to a given Loan Document shall mean that document as hereby modified.

     10. No Prejudice; Reservation of Rights. This Agreement shall not prejudice any rights or remedies of Giant under the Loan Documents. Giant reserves, without limitation, all rights that it has against any indemnitor, guarantor, or endorser or any of the Loan Documents.

     11. No Impairment; Security. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Agreement and all such documents shall remain in full force and effect. Borrower's payment and performance of Borrower's various obligations to Giant under the Loan Documents, including all extensions, modifications, amendments, renewals or replacements of the foregoing, continue to be and shall be secured by the liens arising under the Loan Documents. Nothing contained in this Agreement shall annul, release or affect the lien, or priority of the lien of any of the Loan Documents. Nothing contained herein shall be deemed a waiver of or limit any of the rights and remedies that Giant may have against Borrower or of any of Giant's rights and remedies arising out of the Loan Documents, and Giant specifically reserves, and shall have, all rights and remedies available to Giant under the law or as provided in the Loan Documents, as modified by this Agreement.

     12.   Integration.  The Loan Documents, including this Agreement:
(a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

     13. Severability. If any provision of this Agreement or the other Loan Documents is invalid or unenforceable, the other provisions of this Agreement or the other Loan Documents shall remain in full force and effect and shall be liberally construed in favor of Giant in order to effectuate the other provisions of this Agreement or the other Loan Documents.

     14. Governing Law. This Agreement and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of Arizona, without regard to the choice of law rules of the State of Arizona.

     15. Time is of the Essence. Time is of the essence of this Agreement and the other Loan Documents.

     16. Further Performance. Borrower whenever and as often as it shall be requested by Giant, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered such further instruments and documents and to do any and all things as may be requested in order to carry out the intent and purpose of this Agreement and the other Loan Documents.

     17. Survival. All indemnities, warranties, representations, and covenants made by Borrower in this Agreement or the other Loan Documents, shall be considered to have been relied upon by Giant and will survive the making and repayment of the Loan and delivery to Giant of this Agreement.

     18. No Consent. Except as specifically provided in this Agreement, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Giant's execution of this Agreement or any other action of Giant. Giant's execution of this Agreement shall not constitute a waiver, either express or implied, of the requirement that any further modification of the Loan or of the Loan Documents shall require the express written approval of Giant.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

/s/ JAMES E. ACRIDGE
----------------------------------
JAMES E. ACRIDGE


GIANT:

Giant Industries, Inc., a Delaware
corporation

By: /s/ MARK B. COX
   -------------------------------
Name:  MARK B. COX
     -----------------------------
Its:   VP TREASURER
    ------------------------------

RODEO:

Pinnacle Rodeo, L.L.C., an Arizona
limited liability company

By:  /s/ JAMES E. ACRIDGE
   -------------------------------
Name: JAMES E. ACRIDGE
     -----------------------------
Its:  MEMBER
    ------------------------------